OFFICE LEASE AGREEMENT                                              AMERICENTERS
                                                        EXECUTIVE OFFICE NETWORK

THIS LEASE made this 6th day of August, 1999, between AmeriCenter of Livonia whose address is 39111 W. Six Mile Rd. Livonia, MI 48152 (Landlord) and Instant Video Technologies whose address is ________________________ (Tenant)


1. OFFICE

         a. LEASED PREMISES. Landlord, in consideration of the performances of the covenants contained herein and intending to be legally binding, the parties agree as follows: Landlord does hereby Lease unto Tenant premises situated in the City of Livonia, County of Wayne, State of Michigan, more particularly described as Suite(s) 111 in the AmeriCenter of Livonia as shown on the floor plan attached hereto as Exhibit C.

         b. TERM. The term shall be for a period of Twelve (12) Months commencing September 1, 1999 (the commencement date) to expire August 31, 2000 (the expiration date). If for any reason Landlord is unable to deliver the leased premises or a mutually agreed upon alternative office on the commencement date; Tenant may either extend the commencement date until the office becomes available, or as its sole remedy cancel and terminate this Lease. Landlord shall not be liable to Tenant for any damages as a result of Landlord's delay in delivering the leased premises.

         c. RENT. Such payments shall be made at the office of the Landlord or such other place as Landlord may designate in a notice to Tenant. If the beginning date is not the first day of the month, the rent will be prorated for that initial partial month. If the Tenant shall take over the premises prior to commencement date, Tenant shall pay Landlord the prorated rental at the rate specified below. All Lease terms shall be applicable upon Tenant's occupancy. The office rent is premised on the services being used by one person per office only. If more than one person habitually uses such space or services, the rent will be increased by a factor of 10% for each additional person.

                        Rent shall be promptly paid without prior demand in U.S.
                 funds, in equal monthly installments, upon the first day of each month. Overdue rent or other charges shall bear a late charge equal to (5%) percent of each such rental or other charge and further bear interest at the rate of fourteen (14%) percent per annum during delinquency until paid. If a check is returned for any reason at all; Tenant will pay an additional charge of $25.00 per returned check. If a check is returned, then, for the purposes of calculating late charges or events of default, it will be as if the payment represented by the check had never been made. Landlord shall have no obligation to accept less than the full amount of any installment of rent and interest thereon and all charges hereunder which are due and owing by Tenant to Landlord, and if Landlord shall accept less than the full amount owing, Landlord may apply the sums received toward any of Tenant's obligations in Landlord's discretion. If Landlord allows Tenant occupancy for a period of time rent free, and Tenant defaults under the Terms and Conditions of the Lease, rent for said period shall be due and owing to Landlord for the entire period.

                 Tenant shall pay to the Landlord as rent for the following in equal monthly installments of:

                                              SUITE# 111     SUITE#      SUITE#
                                              ----------     --------    -------

                 OFFICE(S) RENT               $ 895.00       $           $
                                              --------       --------    -------
                 PHONE INSTRUMENT(S) RENT.    $  70.00(2)    $           $
                                              --------       --------    -------
                 FURNITURE RENT.              $ 150.00       $           $
                                              --------       --------    -------

Furniture Rent is based on the use of the following items: Desk, Credenza, Desk Chair, 2 Guest Chairs

Availability of all or any of the furniture listed above shall not effect the terms of the Agreement, however, during such time as the furniture listed shall be unavailable the furniture rental shall be prorated or similar items will be substituted at the Landlord's option. Rent may increase as Tenant adds additional furniture.

         d. RELOCATION. Landlord reserves the right to relocate Tenant to another comparable space in the building upon not less than thirty (30) days prior written notice to Tenant. Landlord shall pay the cost of moving Tenant to the new space. If Tenant does not wish to accept relocation, Tenant may object thereto by written notice to Landlord within ten (10) days after the notice from Landlord. In the event Tenant so objects, Landlord may rescind the notice of intention to relocate Tenant or may reaffirm said intention, in which event Tenant may terminate this Lease by notice to Landlord at anytime effective prior to the expiration of the original thirty (30) day period. If Tenant decides to move, he must vacate the premises within thirty (30) days of the written notice from the Landlord.

         e. USE OF OFFICE. Tenant will use its space exclusively as an office. The rules and regulations set forth on Exhibit D attached hereto, together with such other reasonable rules and regulations as Landlord shall make from time to time which are of uniform applicability to all Tenants of the building of which the leased premises are a part and of which Tenant shall have received notice, shall be binding upon Tenant and are hereby made a part of this Lease.

         f. ACCESS TO PREMISES. On month to month agreements, Landlord has the right to show Tenant's office(s), during normal business hours on any day. If either party has given notice to the other to terminate this Lease or if Tenant is in default under this Lease, Landlord will have the right to show Tenant's office(s) to prospective clients.

     Tenant shall permit Landlord and its agents access to the premises at all reasonable hours for the purpose of examining the premises, making any repairs, alterations, or additions which the Landlord may deem necessary for the safety, preservation or improvement of the premises or the building.

         g. ALTERATIONS. Tenant shall not make any alterations, additions or improvements to the leased premises (whether or not the same may be structural in nature) without Landlord's prior written consent, and all alterations, additions or improvements made by either party hereto to the leased premises, except movable office furniture and equipment installed at Tenant's expense, shall be the property of Landlord and remain upon and be surrendered with the leased premises at the expiration of the term hereof. All alterations shall be done only at such times and such manner as Landlord may designate, and only by such contractors as are approved by Landlord.

         h. VACATING. At the expiration of this Lease, Tenant will promptly vacate the premises in the same condition as when first occupied by Tenant, normal wear and tear excepted, turn in its keys, and provide Landlord with a forwarding address and telephone number. In the event that Landlord shall deem it necessary to make repairs to the leased premises or to the building required as a result of Tenant's acts, neglect or default, all repairs shall be done at Tenant's sole expense, at such times and in such manner as Landlord designates and by such contractors or mechanics as approved by Landlord. Tenant will be charged a $150 move out fee per office on Tenant's final bill for phone disconnect, carpet cleaning, painting, etc. This is not a damage fee.

III SERVICES

         a. While this Lease remains in effect and provided there are no defaults thereof, Landlord agrees to provide certain services to Tenant as described in Exhibit A attached and by this reference made a part hereof. Provided Tenant is not in default hereunder, Landlord shall make available to Tenant certain other services as described in Exhibit B attached. Services on Exhibit B shall be provided at a rate which is then prevailing throughout the premises and which may be changed by Landlord upon thirty (30) days written notice. Payment for any and all services rendered shall be due on date stated on service invoice. If Tenant shall be in default in payment of charges for services rendered, as herein identified, all services are subject to suspension without notice and constitutes a default under this Lease.

         Landlord makes no warranties, expressed or implied, in regard to the equipment utilized by Landlord or the services rendered, and Tenant hereby specifically waives any and all claims in regard to the accuracy, quality or timeliness of services rendered pursuant to the terms and conditions of this Lease. Tenant specifically hereby acknowledges that the sums paid for such services are not sufficient to permit Landlord to assume any risk of consequential or other damages to the Tenant due to the failure of the equipment provided, or Landlord's negligence, whether by action or inaction. If the Landlord should be found liable for loss or damage due to a failure of equipment, or the negligence of the Landlord or his employees or agents in regard to any of the services herein provided, the parties agree that damages shall be a sum equal to the cost of rendering the services in issue as liquidated damages and not as a penalty, and this stipulated liability shall be the exclusive remedy.

         Tenant shall not offer at the premises any of the services which Landlord provides to its Tenants including, but not limited to services described in Exhibits A and B.

         Tenant shall receive four (4) hours conference room usage at no charge per month. If Tenant leases multiple offices, the maximum hours of free conference room usage per company, per month is eight (8) hours. Any unused will not carry forward. Additional conference room usage will be charged according to the current hourly/daily rates.

         b. TELECOMMUNICATlON. While in the premises of the Landlord, Tenant will only use telephone communications systems, equipment and services provided by Landlord. Tenant agrees to pay to Landlord a fixed monthly phone equipment and line charge for the use of Landlord's telephone instrument(s), voice and data line(s) and voicemail. All changes to telecommunication services, lines, equipment must be arranged through Landlord. Landlord will make available to Tenant, a telecommunications package which may consist of some combination of telephone numbers, lines, features, etc., voicemail, long distance, pagers, 800 service, and directory listing. All components of the telecommunications package including any telephone numbers used by Tenant will remain at all times the property of Landlord and Tenant will acquire no rights in the components beyond the terms specified by Landlord. In the event that any toll fraud is traceable to telecommunications services employed by Tenant, Tenant will reimburse Landlord for all charges associated with the toll fraud. This may include, but is not limited to, unauthorized use of calling cards or telephone lines.

                        Landlord will answer Tenant's  incoming  telephone calls
                 dialed directly to the telephone number(s) assigned by Landlord during the normal business hours. Answering services will be provided for a reasonable volume of inbound calls. Tenant is not permitted to use, unless by prior written permission by Landlord, any telephone number as assigned by Landlord and/or processed through Landlord's telephone system in advertising (i.e. newspaper classified(s) or in the conduct of any other activity (telemarketing, mass mailings, etc.) that would generate a noticeable increase in the number of calls processed through Landlord's telephone system. If Tenant violates this restriction and the increase of phone calls negatively impacts Landlord's ability to provide proper telephone service, Landlord may immediately and without notice, take any or all of the following actions; program the phone to forward calls directly to Tenant's phone or voicemail, charge $2.00 for each phone call answered or processed by Landlord's phone system or discontinue and/or disconnect services for all such phone lines and/or phone numbers violated by Tenant. Tenant agrees that Landlord will have no liability for any consequences of such actions per terms, conditions of the Lease.

         c. COMPETING SERVICES. Tenant will not hire any secretary or typist to work in Tenant's office, whether full or part time, during normal business hours or after hours. Tenant will not sell any goods or perform any services in competition with Landlord. If Tenant desires the use of a temporary employee from an agency, Tenant must give Landlord the first opportunity to provide said employee at a competitive rate.

III. RENEWAL

         a. RENEWAL. Upon the termination date set forth herein, or any extension thereof, this Lease shall be extended for the same period of time as the initial term, upon the same terms and conditions as contained herein, at the then current market rental rate, unless either party notifies the other in writing, by certified or registered mail at least 60 days prior to expiration date, that the agreement will not be extended. If Tenant occupies three or more offices, such notice must be given at least 90 days prior to the expiration of this Lease.

         b. HOLDOVER. If Tenant retains possession of the premises or any part thereof after termination of the Lease term without consent of Landlord, except when automatically renewed as provided herein, the Tenant shall pay Landlord 1.5 times the monthly rent as set forth in this Lease or any extensions thereof. The tenancy will be deemed month to month occupancy and there will be no prorations thereof.

IV. SECURITY DEPOSIT

         a. SECURITY DEPOSIT. As security for the faithful performance by Tenant of all of the terms and conditions upon the Tenant's part to be performed, Tenant has deposited with Landlord the sum equivalent to one (1) month's combined rental in U.S. Funds which shall be returned to Tenant, without interest within 60 days of the expiration date of this Lease, provided that Tenant has fully and faithfully performed all of the terms, covenants and conditions on its part to be performed. Landlord shall have the right (but not the obligation) to apply any part of said deposit to cure any default of Tenant and if Landlord does so, Tenant shall upon demand deposit with Landlord the amount so applied so that Landlord shall have the full deposit on hand at all times during the term of the Lease or any subsequent renewal. Landlord shall hold such security deposit in a lawful manner. Tenant may not apply security deposit to last months rent. Landlord shall have the right to apply said security to any damages to premises, other than normal wear, upon Tenant vacating.

     In the event of a sale of the building or Lease of the land on which it stands, subject to this Lease, the Landlord shall have the right to transfer this security to the vendee or lessee and the Landlord shall be considered released by the Tenant from all liability for the return of such security and Tenant shall look solely to the new Landlord for the return of the said security, and it is agreed that this shall apply to every transfer or assignment made of the security to a new Landlord. The security deposited under this Lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord and any attempt to do so shall be void. In the event of any rightful and permitted assignments of this Lease, the said security deposit shall be deemed to be held by Landlord as a deposit to the assignor.

V. INSURANCE/DAMAGES

         a. PERSONAL PROPERTY DAMAGE--PERSONAL INJURY. Landlord and its respective agents, employees and invitees shall not, to the extent permitted by law, be liable for, and the Tenant waives all rights of recovery against such entities and individuals for any damage or claim with respect to any injury to person or damage to, or loss or destruction of any property of the Tenant, its employees, authorized persons and invitees due to any act, omission or occurrence in or about the office, office premises or the building. Without limitation of any other provision hereof, Tenant agrees to indemnify, defend, protect and save Landlord and its respective agents, employees and invitees harmless from and against all liability to third parties arising out of Tenant's use and occupancy of the Office or actions or omissions of Tenant and its agents, employees, contractors, and invitees. Tenant further agrees that all personal property of Tenant, its agents, employees contractors, and invitees, shall be at the sole risk of Tenant. It is Tenant's responsibility to maintain insurance to cover the risks set forth in this paragraph.

         b. INSURANCE. Prior to occupancy, Tenant shall procure and keep in effect during the term public liability and property damage insurance protecting Landlord and Tenant having minimum limits of liability of Five Hundred Thousand ($500,000.00) Dollars for damages resulting to one person. One Million ($1,000,000.00) for damages resulting from one casualty, and One Hundred Thousand ($100,000.00) Dollars for property damage resulting from any occurrance. Tenant shall deliver policies of such insurance or certificates thereof to Landlord.

         c. CASUALTY DAMAGES. In the event the leased premises are damaged or destroyed in whole or in part by fire or other casualty during the term hereof, Landlord shall, at its own cost and expense, repair and restore the same to tenantable condition with reasonable dispatch, and the rent herein provided for shall abate entirely in case the entire leased premises are untenantable and prorate for the portion rendered untenantable, in the event of partial untenantability, until such time as the leased premises are restored to tenantable condition. If the leased premises cannot be restored to tenantable condition within a period of ninety (90) days, Landlord and Tenant shall each have the right to terminate this Lease upon written notice to the other and any rent paid for any period in advance of the date of such damage and destruction shall be refunded to Tenant. If the leased premises are damaged due to fire or other casualty, Tenant shall at its own cost and expense remove such of its furniture and other belongings from the leased premises as Landlord shall require in order to repair and restore the leased premises.

VI. DEFAULT


         a. EVENTS OF DEFAULT. Events of Default include, but are not limited to the following:

                 1.        Rent becoming past due;
                 2.        Services becoming past due;
                 3. Alterations, additions or improvements to leased premises being made without Landlord's prior written consent;
                 4. Tenant's failure to keep in effect during the term of the Lease public liability and property damage insurance protecting Landlord and Tenant in accordance with the requirements of Paragraph V. b. above;
                 5. Default in any other terms or conditions of this Lease or violation of the rules and regulations set forth in Exhibit D.

         b. LANDLORD'S REMEDIES. On the occurrence of an event of default as set forth in Paragraph VI. a. above, Landlord shall give Tenant written notice of such default, and if Tenant shall fail to cure such default within seven (7) days after receipt of such notice, Landlord shall, in addition to its other remedies provided by law, have the remedies set forth in Paragraphs c.,
                 d. and e., and in the respective sub-paragraphs thereunder.

         c.      1.        If any rent shall be due and  unpaid or Tenant  shall
                           be in  default  under any of the other  terms of this
                           Lease,  and such  default  has not been  cured  after
                           notice and within the time provided in  sub-paragraph
                           VI. b., or if the Leased  premises  are  abandoned or
                           vacated,  then  Landlord,  in  addition  to its other
                           remedies,  shall have the immediate right of reentry.
                           Should  Landlord elect to reenter or take  possession
                           pursuant to legal  proceedings or any notice provided
                           for by law,  Landlord may either terminate this Lease
                           without  waiving its right to damages or from time to
                           time,  without  terminating  this  Lease,  re-let the
                           premises  or any  part  thereof  on  such  terms  and
                           conditions Landlord in its sole discretion shall deem
                           suitable.  The  avails  of such  re-letting  shall be
                           applied first to the payment of any  indebtedness  of
                           Tenant to  Landlord,  other than rent due  hereunder,
                           including all collection and court costs and attorney
                           fees suffered in recovering and re-letting the leased
                           premises,  second to the  payment  of any  reasonable
                           costs of such  re-letting,  including the cost of any
                           reasonable  alterations  or repairs to the  premises,
                           third  to  the   payment   of  rent  due  and  unpaid
                           hereunder, and the residue, if any, shall be held by Landlord and applied on payment of future rent as the same may become due and payable hereunder. Should the avails of such re-letting during any month be less than the monthly rent reserved hereunder, then Tenant shall during such month pay such deficiency to Landlord.

                 2. If Tenant shall fail to pay rent as due hereunder, shall fail to perform any other terms hereunder, or shall become insolvent, bankrupt, or cease to conduct its normal business activity in this office, then all installments of rent for the entire term of this Lease shall, at the option of the Landlord, become immediately due and payable, without demand. Any failure of Landlord to exercise the rights of acceleration hereunder shall not waive nor prohibit Landlord from exercising said rights of acceleration upon any subsequent or continuing nonpayment of rent or other breach of Tenant hereunder.

                 3. Deny use of any or all of the services described in Exhibit A and Exhibit B of this Lease.

         d. ADDITIONAL CHARGES UPON DEFAULT. In the event of default, Tenant will be liable for the following additional charges;

                 1. All collection and court costs and attorney fees incurred by Landlord in recovering and re-letting the leased premises.

                 2.        Interest on all unpaid sums at 14% per annum.

                 3. Any other legally recoverable costs incurred by Landlord as a result of Tenant's default.

         e. OTHER CONSENQUENCES OF DEFAULT. In the event of default, Landlord may immediately, without prior notice, cease providing Tenant with any or all services described in Exhibit A and Exhibit B, including telecommunications services.

VII. NOTICES

         a. Whenever under this Lease a provision is made for notice of any kind, it shall be deemed sufficient notice and service thereof if such notice to Tenant is in writing, addressed to Tenant at his last known post office address, or at the leased premises, and deposited in the mail, certified or registered mail, with postage prepaid, and if such notice is to the Landlord, it is to be in writing, addressed to the last known post office address of the Landlord, and deposited in the mail, certified or registered mail, with postage prepaid. Notice need be sent to only one Tenant or Landlord, where Tenant or Landlord is more than one person.

VIII. EMPLOYEES

         a. Tenant recognizes that Landlord or Landlord's agent has expended considerable time, effort and expense in hiring and training its employees, and that the hiring of an employee by Tenant would save them considerable time and expense in training and procurement but would cause Landlord or Landlord's agent to expend additional time and expense. Therefore, during the term and for nine (9) months after its expiration, if Tenant hires an employee of Landlord or Landlord's agent who was an employee at any of Landlord's locations during any portion of the term or for nine (9) months after expiration. Tenant agrees to pay Landlord a procurement fee equal to four
                 (4) months salary of said employee, computed at his or her rate in effect at date such employee terminated his or her employment with Landlord. Tenant hereby acknowledges that the stipulated sum herein set forth is a fair and equitable estimate of the loss incurred by Landlord resulting from the loss of its employee and payment of such sum by Tenant is solely intended to compensate Landlord in the form of liquidated damages for Tenants, or its employee or agents breach of this agreement.

IX. MISCELLANEOUS TERMS & CONDITIONS

         a. LANDLORD'S AGENTS. The only people who have authority to act for Landlord, and to bind Landlord, are James Blain, President, or those designated as officers of Landlord. Until and unless written notice is received from either above, no one else has any authority to act on behalf of Landlord.

         b. UNENFORCEABILITY OF ANY PROVISION. Any provision of this Lease Agreement which is prohibited or is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions of this Lease or affecting the validity or enforceability of such provision in any other jurisdiction.

         c. AMBIGUITIES. Tenant has had an opportunity to read this Lease and to ask questions. If Tenant asserts any ambiguities in the Lease, those ambiguities will be interpreted in favor of Landlord.

         d. GUARANTOR. The undersigned Guarantor(s) shall be liable for all sums due under this Lease, any extensions, any addendums executed contemporaneously with this Lease, and for any other sums due from Tenant to Landlord, no matter when or how incurred, Landlord does not have to attempt to collection from Tenant before proceeding against Guarantor. Guarantor will not be released unless Landlord specifically releases Guarantor in writing signed by Landlord.

         e. CANCELLATION. Landlord retains the right to cancel this Lease Agreement at any time with the payment of one months rent to Tenant, if it is in Landlord's opinion it is in the best interests of Landlord or its clients.

         f. ASSIGNMENT AND SUBLETTING. Tenant shall not assign or transfer this Lease or sublet the leased premises or any part thereof without the prior written consent of Landlord.

         g. WAIVER. If Landlord allows any default or variance in this Lease, that will not constitute a waiver of its rights. No matter how many times Landlord allows the default or variance, or a variety of defaults or variances by Tenant or others, it may still, without advance notice, require strict adherence to this Lease or prohibit future variances. Nothing will change the terms of this Lease, or extend it, or add to it, unless in writing and signed by Landlord and Tenant.

         h. CONVERSION. If Tenant vacates the premises and leaves behind any personal property, files, or anything else, that property will be considered abandoned by Tenant. If Tenant defaults in the payment of sums due to Landlord, and Landlord changes the locks, removed Tenant's property or otherwise denies access to Tenant, Landlord will not be guilty of conversion.

         i. MAIL HANDLING AFTER LEASE EXPIRATION. At the expiration of this Lease, it is the Tenant's responsibility to notify all persons of its new address. Mail will be forwarded by Landlord for period of thirty days. Tenant will pay all expenses of mail forwarding. Thereafter, unless there is an agreement to the contrary, mail will be returned to sender.


             ALL PARTIES HAVE READ THE ABOVE PAGES AND AGREE TO ALL
                              TERMS AND PROVISIONS

LANDLORD                                     TENANT

        AmeriCenter of Livonia               Company Name    Instant Video Technologies
---------------------------------------                      ------------------------------

By:                                          By: /s/ Tom Koshy
   ------------------------------------         ---------------------------------------
       Signature                                    Signature

         James Blain, G.P.                      Tom Koshy, Senior V.P.
   ------------------------------------         ---------------------------------------
   (Please Type or Print Name & Title)


Date:                                        Date:  8-29-99
     ----------------------------------           -------------------------------------


Exhibits:
         A & B - Services
             C - Floor Plan
             D - Rules & Regulations
                                             GUARANTOR:
(Please Type or Print Name & Title)
                                             ------------------------------------------

                                             ------------------------------------------
                                                  (Print Name)

                                   EXHIBIT "A"
                                   -----------

         Personalized Telephone Answering of Reasonable Volume of Incoming Calls

         Receptionist/phone attendant

         Utilities (except for telephone line charges)

         Unlimited phone calls

         Maintenance and janitorial services

         Notary Service

         Parking

         Mail and package receipt

         Use of spacious lobby

         Kitchen

         Complimentary coffee



                                   EXHIBIT "B"
                                   -----------

         General secretarial services

         Word Processing services

         Administrative assistant services

         Facsimile services

         Copy services and binding

         Outgoing mail handling

         Office furniture

         Office supplies

         Catering and beverage services

         Travel reservations

         Telephone equipment

         Telephone lines and service

                                                                       Exhibit C

                                                                         LIVONIA
                                                                      floor plan

3911 W. Six Mile o Livonia, Michigan 48152



                               [Graphic Omitted]








                                                                    AMERICENTERS
                                                        EXECUTIVE OFFICE NETWORK
                                                         AmeriCenter  of Livonia
                                                               39111 W. Six Mile
                                                         Livonia, Michigan 48152
                                                   For leasing information call:
                                                                  (734) 591-7200

                                    EXHIBIT D

                              RULES AND REGULATIONS

This Lease is subject to the following Rules and Regulations which are made a part hereof. Landlord shall have no responsibility to Tenant for the violation or nonperformance by any other Tenants of any of the following Rules and Regulations but shall use reasonable efforts to uniformly enforce all Rules and Regulations.

a.) Tenant and their employees will conduct themselves in a business like manner, appropriate attire will be worn at all times. No person shall disturb the occupants of this or adjoining buildings or premises by the noise of radios, television sets, loudspeakers, musical instruments or by making loud or disturbing noises.

b.) No electric or other wires for any purpose shall be brought into the demised premises without Landlord's written permission. Electricity furnished by Landlord shall be used only for purposes of illumination and the operation of normal office equipment. Electricity for any other use shall be paid for by Tenant.

c.) No bicycle or other vehicle, and no dog (unless seeing-eye dogs) or other animal shall be allowed in offices, halls, corridors or elsewhere in the building.

d.) Landlord reserves the right to approve fumiture and equipment being brought in by Tenant. All furniture, equipment or other heavy articles shall be carried in or out of the premises only at such time and in such manner as shall be prescribed by Landlord.

e.) No additional lock or locks shall be placed on any door in the building without Landlord's prior written consent. A reasonable number of keys will be furnished by Landlord, and Tenant shall not make or permit any duplicated keys to be made.

f.) Tenant will not prop open any exit door(s) or ask cleaning staff to unlock any center doors at anytime or for any reason. Tenant shall lock exterior doors to the building when entering or leaving after normal business hours.

g.) Tenant shall not install or operate any steam or gas engine or boiler or carry on any mechanical business on said premises, or use oil, burning fluids, camphor or gasoline for heating or lighting, or for any other purpose. No article deemed extra hazardous on account of fire or other dangerous properties, or any explosive, shall be brought into said premises.

h.) The demised premises shall not be used for lodging or sleeping or for any immoral or illegal purposes.

i.) Landlord shall have the right to enter upon the demised premises at all reasonable hours for the purpose of inspecting the same.

j.) Tenant shall not conduct business in hallways, lobby or corridors, or any other areas except in it's office, without written consent of Landlord.

k.) It is Landlord's intention to provide secretarial support for our Tenants. Therefore, Tenants are prohibited from retaining their own secretarial support.

l.) Any office equipment that typically would generate the services offered in our Business Services Center are not allowed in the suites of the Tenants. Not included in this are company and personal computers, printers, and fax machines.

m.) Any newspaper, magazine or other advertising done from the said demised premises or referring to the said premises, which in the opinion of the Landlord is objectionable shall be immediately discontinued upon notice from the Landlord. No sign, picture, lettering, notice or advertisement of any kind shall be painted or displayed on or from the windows, doors, roof or outside walls of the building in which the demised premises are located.

n.) This is a non-smoking building. Smoking is prohibited in all areas of the building included but not limited to entrances, all common areas and offices.

o.) Canvassing, soliciting and peddling in the building are prohibited and Tenant shall not solicit other Tenants for any business or other purpose without prior approval of Landlord.

p.) Any property belonging to Tenant or their employee, agent or invitee, shall be at the risk of such person only and Landlord shall not be liable for damages thereto or for theft or misappropriation.

q.) Conference rooms are available during business hours 8:00 a.m. - 5:00 p.m., Monday through Friday. They are not available on weekends and holidays. Tenant must clean up immediately after use of conference room and return the space and equipment to the state and condition it was prior to Tenant's use. If not, Landlord may charge Tenant a service charge and any other expenses required to restore conference room and/or equipment to it's original state.


                                       11